                        SEMIANNUAL REPORT / JUNE 30 2001

                           AIM WORLDWIDE SPECTRUM FUND


                                 [COVER IMAGE]


                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                 [COVER IMAGE]

                      -------------------------------------

                      ISAAC NEWTON DISCOVERS THE REFRACTION

                          OF LIGHT BY AN UNKNOWN ARTIST

                 WHEN NEWTON DISCOVERED THE REFRACTION OF LIGHT,

                  HE OBSERVED THE MULTI-COLORED LIGHT SPECTRUM.

                 SIMILARLY, MARKETS ARE MULTIFACETED AND CONSIST

                OF DIFFERENT TYPES OF STOCKS, INCLUDING DOMESTIC

                 AND FOREIGN LARGE-, MID- AND SMALL-CAP STOCKS.

                IN SELECTING HOLDINGS FOR AIM WORLDWIDE SPECTRUM

                FUND, WE SEEK TO OWN THE MOST ATTRACTIVE STOCKS,

               REGARDLESS OF MARKET CAPITALIZATION OR INVESTMENT-

                       STYLE CATEGORY, ON A GLOBAL BASIS.

                      -------------------------------------


AIM Worldwide Spectrum Fund is for shareholders who seek long-term growth of capital by investing in U.S. and international companies of all sizes, focusing on those considered to be undervalued.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Worldwide Spectrum Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o   Had fees and expenses not been waived, returns would have been lower.
o Because the fund has been in existence for less than a year, total return is cumulative total return that has not yet been annualized.
o The fund's cumulative total returns as of the close of the reporting period (including sales charges) were: Class A shares, inception (12/29/00), -10.68%; Class B shares, inception (12/29/00), -10.51%; Class C shares, inception (12/29/00), -6.64%.
o Past performance cannot guarantee comparable future results. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.
o The fund participates in the initial public offering (IPO) market, and a significant portion of its return is attributable to its investment in IPOs, which had a magnified impact when the fund's asset base was relatively small. There is no guarantee that, with a larger asset base, the fund will continue to experience substantially similar performance by investing in IPOs.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o Investing in emerging markets involves greater risk and potential reward than investing in more established markets.
o Investing in micro-, small- and mid-sized companies may involve greater risk not associated with investing in more established companies. Also, micro and small companies may have business risk, stock price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI All Country (AC) World Index tracks the performance of approximately 50 countries covered by Morgan Stanley Capital International that are considered developing or emerging markets.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                           AIM WORLDWIDE SPECTRUM FUND

                           AIM WORLDWIDE SPECTRUM FUND

                    Dear Fellow Shareholder:

                    Equity markets continued to be difficult and quite volatile
[PHOTO OF           during the six months ended June 30, 2001, the period
ROBERT H.           covered by this report. Major indexes, both foreign and
GRAHAM]             domestic, posted negative returns, with the technology
                    sector and large-cap growth stocks hardest hit. By contrast, most segments of the bond market turned in positive returns.
                    The bond market was the best place to be invested the first half of 2001--a powerful argument for portfolio diversification.
                        As a result, depending on the fund you own, many of you
                    have suffered significant losses. Please be assured we are also disturbed about recent results of many funds. Fund managers are making every effort to reverse the trend.
                    However, the challenging market conditions are lasting longer than expected.
                        During the long bull market for equities, which ran from 1982 till late last year, many pundits began to act as if stocks were risk-free investments, inevitably rising. That was never true. Downturns like the recent one are normal. Since its inception in 1926, the S&P 500, which is widely used as a measure of general U.S. stock market performance, has seen a 20% decline--the accepted definition of a bear market--about every four and one-half to five years. No one has devised a reliable technique for timing these market movements. But portfolio diversification has proven to be an effective way to manage the resulting risks over time.

WORK WITH YOUR ADVISOR
Your financial advisor can help you build a diversified portfolio by selecting a variety of funds. One basic way to diversify is by owning funds invested in the three main types of securities: stocks, bonds and money market instruments. Within an asset class, it is worth diversifying further, investing in both growth and value stocks, both domestic and foreign, and so on. A fixed-income portfolio can include various quality sectors, from super-safe U.S. Treasuries to riskier high yield bonds.
    Since the right asset mix for you depends on your financial situation, your age and your goals, visit with your financial advisor regularly to review your investments to make sure they still make sense.

YOUR FUND MANAGERS' COMMENT
Your fund's portfolio managers discuss your fund in the following pages: what market conditions were like, how your fund performed and how they have managed your fund. We hope you find their comments informative.
    Though the last six months have tested the patience of most investors, we remain confident that, in time, markets will recover, though we cannot predict when.
    We wish to thank you for your patience in remaining invested with us. Since virtually every employee and officer of AIM is invested in our funds through our retirement programs or through indirect investments, we all share in our funds' performance along with our shareholders. We appreciate how unpleasant the recent past has been, and I'm sure you share our hope that markets will be less trying the rest of this year. We want to assure you that all of us at AIM are working diligently to improve the performance of our funds.
    If you have any questions or comments, please contact us anytime through our Web site, www.aimfunds.com. Our Client Services Department at 800-959-4246 operates during normal business hours. Information about your account is always available at our Web site and on our automated AIM Investor Line, 800-246-5463.

Sincerely,

/s/ Robert H. Graham
Robert H. Graham
Chairman

                           AIM WORLDWIDE SPECTRUM FUND


FUND CONTENDS WITH DIFFICULT GLOBAL STOCK MARKET

MANY STOCK MARKET INDEXES SUSTAINED LOSSES DURING THE REPORTING PERIOD. HOW DID AIM WORLDWIDE SPECTRUM FUND PERFORM?
The fund's emphasis on reasonably priced growth stocks provided it with some downside protection during the challenging market environment that prevailed throughout the six-month reporting period ended June 30, 2001. Excluding sales charges, total returns for Class A, Class B and Class C shares were -5.50%, -5.80% and -5.70%, respectively. The fund outperformed the MSCI All Country World Index, which returned -10.05% for the same period.
    The fund's performance improved during the second half of the reporting period as investor preference shifted from value stocks to growth stocks. Excluding sales charges, total returns for Class A, Class B and Class C shares were 9.12%, 9.03% and 9.02%, respectively, for the quarter ended June 30, 2001. For the same period, the MSCI All Country World Index returned 2.63%.

WHAT WERE SOME SIGNIFICANT TRENDS IN THE U.S. STOCK MARKET?
Concern over declining corporate earnings growth and a slowing economy caused major stock market indexes to fall during much of the reporting period. Throughout the period, a long string of high-profile companies issued warnings that their earnings would not meet expectations. Slowing economic growth and rising energy and labor costs undermined corporate profits. The sell-off affected nearly all market sectors, with technology stocks especially hard hit.
    Early in 2001, the Federal Reserve Board (the Fed) began cutting interest rates to stimulate economic growth. In the first quarter of 2001, the nation's gross domestic product (GDP) grew at an annual rate of only 1.3%, slightly better than growth in the fourth quarter of 2000, but still raising the specter that the economy could slip into a recession. In six moves during the reporting period, the Fed lowered the federal funds rate from 6.5% to 3.75%. Markets responded tepidly to the last of these rate cuts in late June, and they remained volatile as investors' concerns about the economy and corporate earnings growth lingered.
    For most of the period, value stocks outperformed growth stocks as investors sought attractively priced issues. However, beginning in April, growth stocks outperformed value stocks, as the Fed's rate-cutting policy had the potential to boost corporate profits.

HOW DID MARKETS IN EUROPE AND THE REST OF THE WORLD FARE?
The U.S. economic slowdown and stock-market decline had global repercussions. Many European markets suffered losses (in dollar terms) during the reporting period. Although the year began well with European markets responding favorably to the Fed's decision to cut interest rates, the rally was short-lived. High-profile profit warnings, particularly from the telecommunications, media and technology (TMT) sector, hurt the euro region and led to thousands of job cuts in the high-tech industry.
    In Latin America, Mexico was the strongest market because of its relative stability. Argentina's economic woes had a negative impact on the market in neighboring Brazil. Asian markets were mixed, with South Korea ranking among the strongest performers.

HOW WAS THE FUND STRUCTURED AT THE CLOSE OF THE REPORTING PERIOD?
The fund had 49 holdings. Although a majority of the fund's total net assets were invested in U.S. stocks, European stocks also were well represented in the portfolio. The fund's largest sector weighting was in health care. Despite the economic slowdown, demand for medical products and services remained fairly constant--a plus for health care companies.
    The fund also had significant exposure to the following sectors: industrials, financials and energy. Industrials includes a wide spectrum of industries, ranging from data processing services and commercial printing to construction and engineering. The growing demand for increased plant capacity should help construction and engineering firms. Financial-company stocks benefited from falling interest rates while rising oil and gas prices during much of the reporting period boosted energy stocks.
    Large-cap stocks made up most of the fund's holdings.

--------------------------------------------------------------------------------
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    Please visit our Web site at www.aimfunds.com and log into your account.
Click on the "View Other Account Options" drop-down menu and select "eDelivery." If you receive your account statements, fund reports and prospectuses from your
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delivery.
--------------------------------------------------------------------------------

          See important fund and index disclosures inside front cover.

PORTFOLIO COMPOSITION
As of 6/30/01, based on total net assets

==================================================================================================================================
TOP 10 INDUSTRIES                              TOP 10 EQUITY HOLDINGS                        TOP 10 COUNTRIES
----------------------------------------------------------------------------------------------------------------------------------
 1. Pharmaceuticals                   15.6%     1. Mirant Corp.                      5.0%      1. United States of America   63.2%

 2. Electric Utilities                10.0      2. Jacobs Engineering Group Inc.     4.7       2. France                      6.2

 3. Integrated Oil & Gas               7.1      3. Shaw Group, Inc. (The)            3.7       3. United Kingdom              5.2

 4. Diversified Financial Services     6.0      4. UnitedHealth Group Inc.           3.5       4. Ireland                     4.0

 5. Construction & Engineering         5.9      5. Everest Re Group, Ltd.            3.4       5. Bermuda                     3.4

 6. Oil & Gas Equipment & Services     4.4      6. BP PLC-ADR                        3.1       6. Germany                     1.6

 7. Broadcasting & Cable TV            3.9      7. Agilent Technologies, Inc.        2.6       7. Spain                       1.3

 8. Steel                              3.7      8. Ryanair Holdings PLC              2.6       8. Canada                      1.2

 9. Electronic Equipment &                      9. Citigroup Inc.                    2.4       9. Brazil                      1.0
    Instruments                        3.6

10. Managed Health Care                3.5     10. Gabelli Asset Management Inc.              10. Denmark                     1.0
                                                   -Class A                          2.4
==================================================================================================================================

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.

WHAT WERE SOME OF THE FUND'S TOP HOLDINGS?

o Mirant markets electricity, natural gas and other commodities and provides management services on a global basis.
o Jacobs Engineering Group provides construction-related services to a wide variety of industries worldwide. The company is involved in such projects as process plants, manufacturing facilities and highways and bridges.
o Shaw Group is a leading maker of prefabricated piping systems used primarily in the energy industry.
o UnitedHealth Group offers a variety of health care plans and services throughout the United States.
o Everest Re Group assumes risks of certain policies written by other insurance companies. The firm offers specialized underwriting in several areas, including property/casualty and medical malpractice liability insurance.
o BP, a UK-based company, is the third-largest integrated oil company in the world.
o Agilent Technologies is the world's largest maker of analysis equipment, including instruments used to evaluate telecom and computer network equipment and semiconductors.
o Ryanair Holdings, an Irish firm, offers low-cost, no frills air travel throughout Europe.
o   Citigroup is one of the world's largest financial services companies.
o Gabelli Asset Management provides advisory services for approximately 30 mutual funds and more than 1,000 separate accounts for pension and profit-sharing plans, trusts and high net-worth individuals.

WHAT WERE MARKET CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?
Although the U.S. stock market remained volatile and economic signals were mixed, there were reasons for optimism. The Fed had trimmed 275 basis points (2.75%) from the federal funds rate. Historically, falling interest rates have been a powerful catalyst for reinvigorating the economy. Late in the reporting period, data showed rises in consumer confidence, in new home sales and in durable goods orders accompanied by a decline in new unemployment benefit claims. Together, these trends suggested that Fed action might be beginning to pull the economy out of its doldrums. And despite volatile fuel prices, inflation in general remained subdued.
    Elsewhere in the world, Europe's economy still appeared poised for growth. Although that growth has been slower than projected, Europe is still expected to grow faster than the United States this year. An American slowdown certainly affects Europe, but in some respects less than other parts of the world. Europe's exports to the United States account for only a small portion of Europe's GDP, so a sharp fall in these exports would have limited impact on Europe. Euro-zone economies could also be cushioned this year by sweeping tax reforms and the fact that European household saving rates have remained rather high.


          See important fund and index disclosures inside front cover.

                          AIM WORLDWIDE SPECTRUM FUND

                           AIM WORLDWIDE SPECTRUM FUND

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                  [LOCK IMAGE]

  A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
         Funds--Registered Trademark-- o AMVESCAP National Trust Company

SCHEDULE OF INVESTMENTS
June 30, 2001
(Unaudited)

                                                           MARKET
                                               SHARES      VALUE
DOMESTIC COMMON STOCKS-63.16%

BANKS-0.94%

Bank of New York Co., Inc. (The)                 1,700   $   81,600
===================================================================

BROADCASTING & CABLE TV-3.85%

Comcast Corp.-Class A(a)                         4,000      173,600
-------------------------------------------------------------------
EchoStar Communications Corp.-Class A(a)         5,000      162,100
===================================================================
                                                            335,700
===================================================================

CONSTRUCTION & ENGINEERING-5.88%

Granite Construction Inc.                        4,000      101,680
-------------------------------------------------------------------
Jacobs Engineering Group Inc.(a)                 6,300      410,949
===================================================================
                                                            512,629
===================================================================

DATA PROCESSING SERVICES-3.26%

Concord EFS, Inc.(a)                             3,000      156,030
-------------------------------------------------------------------
First Data Corp.                                 2,000      128,500
===================================================================
                                                            284,530
===================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.48%

H&R Block, Inc.                                  2,000      129,100
===================================================================

DIVERSIFIED FINANCIAL SERVICES-5.99%

Citigroup Inc.                                   4,000      211,360
-------------------------------------------------------------------
Freddie Mac                                      1,500      105,000
-------------------------------------------------------------------
Gabelli Asset Management Inc.-Class A(a)         5,000      205,750
===================================================================
                                                            522,110
===================================================================

ELECTRIC UTILITIES-9.98%

Calpine Corp.(a)                                 3,000      113,400
-------------------------------------------------------------------
Duke Energy Corp.                                5,000      195,050
-------------------------------------------------------------------
Exelon Corp.                                     2,000      128,240
-------------------------------------------------------------------
Mirant Corp.(a)                                 12,600      433,440
===================================================================
                                                            870,130
===================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-3.62%

Agilent Technologies, Inc.(a)                    7,000      227,500
-------------------------------------------------------------------
Thermo Electron Corp.(a)                         4,000       88,080
===================================================================
                                                            315,580
===================================================================

FOOTWEAR-1.36%

Timberland Co. (The)-Class A(a)                  3,000      118,530
===================================================================

GAS UTILITIES-1.20%

El Paso Corp.                                    2,000      105,080
===================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-2.18%

Cardinal Health, Inc.                            1,200       82,800
-------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)          1,400      107,660
===================================================================
                                                            190,460
===================================================================

                                                           MARKET
                                               SHARES      VALUE

INSURANCE BROKERS-1.22%

Willis Group Holdings Ltd.(a)                    6,000   $  106,500
===================================================================

INTEGRATED OIL & GAS-3.99%

Conoco Inc.-Class B                              6,000      173,400
-------------------------------------------------------------------
Exxon Mobil Corp.                                2,000      174,700
===================================================================
                                                            348,100
===================================================================

LIFE & HEALTH INSURANCE-1.37%

AFLAC, Inc.                                      3,800      119,662
===================================================================

MANAGED HEALTH CARE-3.54%

UnitedHealth Group Inc.                          5,000      308,750
===================================================================

OIL & GAS EQUIPMENT & SERVICES-1.99%

Tidewater Inc.                                   4,600      173,420
===================================================================

PHARMACEUTICALS-7.63%

Abbott Laboratories                              2,000       96,020
-------------------------------------------------------------------
Allergan, Inc.                                   2,000      171,000
-------------------------------------------------------------------
Barr Laboratories, Inc.(a)                       2,500      176,025
-------------------------------------------------------------------
Johnson & Johnson                                3,400      170,000
-------------------------------------------------------------------
Pfizer Inc.                                      1,300       52,065
===================================================================
                                                            665,110
===================================================================

STEEL-3.68%

Shaw Group Inc. (The)(a)                         8,000      320,800
===================================================================
    Total Domestic Common Stocks (Cost
      $5,483,152)                                         5,507,791
===================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-25.45%

BERMUDA-3.43%

Everest Re Group, Ltd. (Reinsurance)             4,000      299,200
===================================================================

BRAZIL-1.03%

Embraer-Empresa Brasileira de Aeronautica
  S.A.-ADR (Aerospace & Defense)                 2,300       89,815
===================================================================

CANADA-1.20%

Biovail Corp. (Pharmaceuticals)(a)               2,400      104,400
===================================================================

DENMARK-1.00%

Vestas Wind Systems A.S. (Heavy Electrical
  Equipment)                                     1,874       87,472
===================================================================

FRANCE-6.23%

Aventis S.A. (Pharmaceuticals)                   1,700      135,879
-------------------------------------------------------------------
Coflexip S.A. (Oil & Gas Equipment &
  Services)(b)                                     400       60,315
-------------------------------------------------------------------
Coflexip S.A.-ADR (Oil & Gas Equipment &
  Services)(b)                                   2,000      150,140
-------------------------------------------------------------------

                                                           MARKET
                                               SHARES      VALUE
FRANCE-(CONTINUED)

Sanofi-Synthelabo S.A. (Pharmaceuticals)         3,000   $  197,067
===================================================================
                                                            543,401
===================================================================

GERMANY-1.57%

Altana A.G. (Pharmaceuticals)                    3,600      137,006
===================================================================

IRELAND-3.98%

Elan Corp. PLC-ADR (Pharmaceuticals)(a)          2,000      122,000
-------------------------------------------------------------------
Ryanair Holdings PLC (Airlines)(a)              21,700      225,313
===================================================================
                                                            347,313
===================================================================

ITALY-0.54%

Riunione Adriatica di Sicurta S.p.A
  (Multi-Line Insurance)                         3,800       46,767
===================================================================

SPAIN-1.32%

NH Hoteles, S.A. (Hotels)                        9,703      114,893
===================================================================

                                                           MARKET
                                               SHARES      VALUE

UNITED KINGDOM-5.15%

ARM Holdings PLC (Semiconductors)(a)            20,000   $   75,626
-------------------------------------------------------------------
BP PLC-ADR (Integrated Oil & Gas)                5,500      274,175
-------------------------------------------------------------------
Smith & Nephew PLC (Health Care Supplies)       19,000       98,736
===================================================================
                                                            448,537
===================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $2,122,119)                         2,218,804
===================================================================

MONEY MARKET FUNDS-10.75%

STIC Liquid Assets Portfolio(c)                468,617      468,617
-------------------------------------------------------------------
STIC Prime Portfolio(c)                        468,617      468,617
===================================================================
    Total Money Market Funds (Cost $937,234)                937,234
===================================================================
TOTAL INVESTMENTS-99.36% (Cost $8,542,505)                8,663,829
===================================================================
OTHER ASSETS LESS LIABILITIES-0.64%                          56,069
===================================================================
NET ASSETS-100.00%                                       $8,719,898
___________________________________________________________________
===================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Security fair valued in accordance with the procedures established by the Board of Trustees.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2001
(Unaudited)

ASSETS:

Investments, at market value (cost $8,542,505)    $8,663,829
------------------------------------------------------------
Foreign currencies, at value (cost $622)                 612
------------------------------------------------------------
Receivables for:
  Fund shares sold                                    13,647
------------------------------------------------------------
  Dividends                                            3,100
------------------------------------------------------------
  Due from advisor                                    18,251
------------------------------------------------------------
Investment for deferred compensation plan              1,537
------------------------------------------------------------
Other assets                                          51,574
============================================================
    Total assets                                   8,752,550
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                               2,538
------------------------------------------------------------
  Foreign currency contracts outstanding               3,126
------------------------------------------------------------
  Deferred compensation plan                           1,537
------------------------------------------------------------
Accrued distribution fees                              7,812
------------------------------------------------------------
Accrued transfer agent fees                            1,425
------------------------------------------------------------
Accrued operating expenses                            16,214
============================================================
    Total liabilities                                 32,652
============================================================
Net assets applicable to shares outstanding       $8,719,898
____________________________________________________________
============================================================

NET ASSETS:

Class A                                           $6,833,854
____________________________________________________________
============================================================
Class B                                           $  977,927
____________________________________________________________
============================================================
Class C                                           $  908,117
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                              723,331
____________________________________________________________
============================================================
Class B                                              103,831
____________________________________________________________
============================================================
Class C                                               96,324
____________________________________________________________
============================================================
Class A:
  Net asset value per share                       $     9.45
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.45 divided by
      94.50%)                                     $    10.00
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share    $     9.42
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share    $     9.43
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the six months ended June 30, 2001
(Unaudited)

INVESTMENT INCOME:

Interest                                          $  42,057
-----------------------------------------------------------
Dividends (net of foreign withholding tax of
  $2,972)                                            29,135
-----------------------------------------------------------
Dividends from affiliated money market funds          1,252
===========================================================
    Total investment income                          72,444
===========================================================

EXPENSES:

Advisory fees                                        28,332
-----------------------------------------------------------
Administrative services fees                         24,795
-----------------------------------------------------------
Custodian fees                                        7,927
-----------------------------------------------------------
Distribution fees -- Class A                          9,546
-----------------------------------------------------------
Distribution fees -- Class B                          2,862
-----------------------------------------------------------
Distribution fees -- Class C                          3,499
-----------------------------------------------------------
Transfer agent fees -- Class A                        4,173
-----------------------------------------------------------
Transfer agent fees -- Class B                          479
-----------------------------------------------------------
Transfer agent fees -- Class C                          585
-----------------------------------------------------------
Trustees' fees                                        4,465
-----------------------------------------------------------
Registration and filing fees                         43,001
-----------------------------------------------------------
Printing                                             11,910
-----------------------------------------------------------
Professional fees                                    31,110
-----------------------------------------------------------
Other                                                 3,746
===========================================================
    Total expenses                                  176,430
===========================================================
Less: Fees waived and expenses reimbursed          (112,034)
-----------------------------------------------------------
    Expenses paid indirectly                            (54)
===========================================================
    Net expenses                                     64,342
===========================================================
Net investment income                                 8,102
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FOREIGN CURRENCY CONTRACTS, FUTURES
  CONTRACTS AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                            (599,533)
-----------------------------------------------------------
  Foreign currencies                                 (2,178)
-----------------------------------------------------------
  Futures contracts                                  26,574
-----------------------------------------------------------
  Option contracts written                           15,020
===========================================================
                                                   (560,117)
===========================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                             121,324
-----------------------------------------------------------
  Foreign currencies                                    (25)
-----------------------------------------------------------
  Foreign currency contracts                         (3,126)
===========================================================
                                                    118,173
===========================================================
Net gain (loss) from investment securities,
  foreign currencies, foreign currency
  contracts, futures contracts and option
  contracts                                        (441,944)
===========================================================
Net increase (decrease) in net assets
  resulting from operations                       $(433,842)
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2001 and the period December 29, 2000 (date operations commenced) to December 31, 2000
(Unaudited)

                                                               JUNE 30,    DECEMBER 31,
                                                                 2001          2000
                                                              ----------   ------------
OPERATIONS:

  Net investment income                                       $    8,102    $      321
---------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts and option
    contracts                                                   (560,117)           --
---------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies and foreign currency
    contracts                                                    118,173            --
=======================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                (433,842)          321
=======================================================================================
Share transactions-net:
  Class A                                                      6,087,338     1,109,445
---------------------------------------------------------------------------------------
  Class B                                                      1,005,297            10
---------------------------------------------------------------------------------------
  Class C                                                        951,319            10
=======================================================================================
    Net increase in net assets                                 7,610,112     1,109,786
=======================================================================================

NET ASSETS:

  Beginning of period                                          1,109,786            --
=======================================================================================
  End of period                                               $8,719,898    $1,109,786
_______________________________________________________________________________________
=======================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $9,150,419    $1,106,465
---------------------------------------------------------------------------------------
  Undistributed net investment income                             11,423         3,321
---------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, futures contracts and
    option contracts                                            (560,117)            0
---------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and foreign currency contracts                    118,173             0
=======================================================================================
                                                              $8,719,898    $1,109,786
_______________________________________________________________________________________
=======================================================================================

NOTES TO FINANCIAL STATEMENTS
June 30, 2001
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Worldwide Spectrum Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

   Outstanding foreign currency contracts at June 30, 2001 were as follows:

                                CONTRACT TO                        UNREALIZED
   SETTLEMENT              ----------------------                 APPRECIATION
      DATE      CURRENCY    DELIVER     RECEIVE       VALUE      (DEPRECIATION)
   ----------   --------   ---------   ----------   ----------   --------------
   09/06/01       BRL        180,000   $   73,590   $   76,176      $(2,586)
   ----------------------------------------------------------------------------
   09/04/01       DKK        635,000       71,934       72,141         (207)
   ----------------------------------------------------------------------------
   09/04/01       EUR      1,100,000      928,400      931,260       (2,860)
   ----------------------------------------------------------------------------
   09/04/01       GBP        260,000      367,757      365,230        2,527
   ============================================================================
                                       $1,441,681   $1,444,807      $(3,126)
    ___________________________________________________________________________
   ============================================================================


G. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

H. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

I. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $1 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets in excess of $1 billion. For the six months ended June 30, 2001, AIM waived fees of $28,332 and reimbursed expenses of $83,702.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2001, AIM was paid $24,795 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2001, AFS was paid $2,528 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended June 30, 2001, the Class A, Class B and Class C shares paid AIM Distributors $9,546, $2,862 and $3,499, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $7,672 from sales of the Class A shares of the Fund during the six months ended June 30, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 2001, AIM Distributors received $260 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the six months ended June 30, 2001, the Fund paid legal fees of $1,442 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the six months ended June 30, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $54 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $54.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 2001 was $13,453,514 and $5,248,710, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of June 30, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $ 463,986
--------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (342,662)
========================================================
Net unrealized appreciation of investment
  securities                                   $ 121,324
________________________________________________________
========================================================
Investments have the same cost for tax and financial
statement purposes.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 2001 and the period December 29, 2000 (date operations commenced) through December 31, 2000 were as follows:

                                                                  JUNE 30, 2001          DECEMBER 31, 2000
                                                              ---------------------    ---------------------
                                                              SHARES       AMOUNT      SHARES       AMOUNT
                                                              -------    ----------    -------    ----------
Sold:
  Class A                                                     632,546    $6,268,529    110,945    $1,109,445
------------------------------------------------------------------------------------------------------------
  Class B                                                     110,902     1,073,335          1            10
------------------------------------------------------------------------------------------------------------
  Class C                                                     117,445     1,147,173          1            10
============================================================================================================
Reacquired:
  Class A                                                     (20,160)     (181,191)        --            --
------------------------------------------------------------------------------------------------------------
  Class B                                                      (7,072)      (68,038)        --            --
------------------------------------------------------------------------------------------------------------
  Class C                                                     (21,122)     (195,854)        --            --
============================================================================================================
                                                              812,539    $8,043,954    110,947    $1,109,465
____________________________________________________________________________________________________________
============================================================================================================


NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                             CLASS A
                                                              -------------------------------------
                                                                                  DECEMBER 29, 2000
                                                                                  (DATE OPERATIONS
                                                              SIX MONTHS ENDED      COMMENCED) TO
                                                                  JUNE 30,          DECEMBER 31,
                                                                  2001(a)               2000
                                                              ----------------    -----------------
Net asset value, beginning of period                               $10.00              $10.00
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                              0.02                  --
---------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     (0.57)                 --
===================================================================================================
    Total from investment operations                                (0.55)                 --
===================================================================================================
Net asset value, end of period                                     $ 9.45              $10.00
___________________________________________________________________________________________________
===================================================================================================
Total return(b)                                                     (5.50)%                 0%
___________________________________________________________________________________________________
===================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $6,834              $1,110
___________________________________________________________________________________________________
===================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                        1.79%(c)            1.80%(d)
---------------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                     5.12%(c)           76.90%(d)
===================================================================================================
Ratio of net investment income to average net assets                 0.37%(c)            3.91%(d)
___________________________________________________________________________________________________
===================================================================================================
Portfolio turnover rate                                               106%                 --
___________________________________________________________________________________________________
===================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $5,499,741.
(d)  Annualized.

                                                                  CLASS B
                                                              ---------------
                                                              JANUARY 2, 2001
                                                                (DATE SALES
                                                               COMMENCED) TO
                                                                 JUNE 30,
                                                                  2001(a)
                                                              ---------------
Net asset value, beginning of period                              $10.00
-----------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.01)
-----------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (0.57)
=============================================================================
    Total from investment operations                               (0.58)
=============================================================================
Net asset value, end of period                                    $ 9.42
_____________________________________________________________________________
=============================================================================
Total return(b)                                                    (5.80)%
_____________________________________________________________________________
=============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $  978
_____________________________________________________________________________
=============================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                       2.45%(c)
-----------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                    5.78%(c)
=============================================================================
Ratio of net investment income (loss) to average net assets        (0.29)%(c)
_____________________________________________________________________________
=============================================================================
Portfolio turnover rate                                              106%
_____________________________________________________________________________
=============================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $577,173.

                                                                  CLASS C
                                                              ----------------
                                                              JANUARY 11, 2001
                                                                (DATE SALES
                                                               COMMENCED) TO
                                                                  JUNE 30,
                                                                  2001(a)
                                                              ----------------
Net asset value, beginning of period                               $10.00
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.01)
------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     (0.56)
==============================================================================
    Total from investment operations                                (0.57)
==============================================================================
Net asset value, end of period                                     $ 9.43
______________________________________________________________________________
==============================================================================
Total return(b)                                                     (5.70)%
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $  908
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                        2.45%(c)
------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                     5.78%(c)
==============================================================================
Ratio of net investment income (loss) to average net assets         (0.30)%(c)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate                                               106%
______________________________________________________________________________
==============================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $705,685.

BOARD OF TRUSTEES                                 OFFICERS                                OFFICE OF THE FUND
Robert H. Graham                                  Robert H. Graham                        11 Greenway Plaza
Chairman, President and Chief Executive Officer   Chairman and President                  Suite 100
A I M Management Group Inc.                                                               Houston, TX 77046
                                                  Carol F. Relihan
Bruce L. Crockett                                 Senior Vice President and Secretary     INVESTMENT ADVISOR
Director,
ACE Limited;                                      Gary T. Crum                            A I M Advisors, Inc.
Formerly, Director, President and                 Senior Vice President                   11 Greenway Plaza
Chief Executive Officer                                                                   Suite 100
COMSAT Corporation                                Dana R. Sutton                          Houston, TX 77046
                                                  Vice President and Treasurer
Owen Daly II                                                                              TRANSFER AGENT
Formerly, Director,                               Robert G. Alley
Cortland Trust, Inc.                              Vice President                          A I M Fund Services, Inc.
                                                                                          P.O. Box 4739
Albert R. Dowden                                  Stuart W. Coco                          Houston, TX 77210-4739
Chairman, Cortland Trust, Inc.                    Vice President
and DHJ Media, Inc.; and                                                                  CUSTODIAN
Director, Magellan Insurance Company              Melville B. Cox
                                                  Vice President                          State Street Bank and Trust Company
Edward K. Dunn Jr.                                                                        225 Franklin Street
Formerly, Chairman, Mercantile Mortgage Corp.;    Karen Dunn Kelley                       Boston, MA 02110
Vice Chairman, President                          Vice President
and Chief Operating Officer                                                               COUNSEL TO THE FUND
Mercantile-Safe Deposit & Trust Co.; and          Edgar M. Larsen
President, Mercantile Bankshares                  Vice President                          Ballard Spahr
                                                                                          Andrews & Ingersoll, LLP
Jack M. Fields                                    Mary J. Benson                          1735 Market Street
Chief Executive Officer,                          Assistant Vice President and            Philadelphia, PA 19103
Twenty First Century Group, Inc.;                 Assistant Treasurer
Formerly Member of the U.S. House of                                                      COUNSEL TO THE TRUSTEES
Representatives                                   Sheri Morris
                                                  Assistant Vice President and            Kramer, Levin, Naftalis & Frankel LLP
Carl Frischling                                   Assistant Treasurer                     919 Third Avenue
Partner,                                                                                  New York, NY 10022
Kramer, Levin, Naftalis & Frankel LLP
                                                                                          DISTRIBUTOR
Prema Mathai-Davis
Member, Visiting Committee,                                                               A I M Distributors, Inc.
Harvard University Graduate                                                               11 Greenway Plaza
School of Education, New School University.                                               Suite 100
Formerly Chief Executive Officer,                                                         Houston, TX 77046
YWCA of the U.S.A.

Lewis F. Pennock
Partner, Pennock & Cooper (law firm)

Louis S. Sklar
Executive Vice President,
Development and Operations,
Hines Interests
Limited Partnership

                                  EQUITY FUNDS

   DOMESTIC EQUITY FUNDS           INTERNATIONAL/GLOBAL EQUITY FUNDS             A I M Management Group Inc. has provided
                                                                                 leadership in the mutual fund industry since
      MORE AGGRESSIVE                     MORE AGGRESSIVE                        1976 and managed approximately $171 billion
                                                                                 in assets for 9.5 million shareholders,
AIM Small Cap Opportunities(1)       AIM Latin American Growth(7)                including individual investors, corporate
AIM Mid Cap Opportunities(1)         AIM Developing Markets                      clients and financial institutions, as of
AIM Large Cap Opportunities(2)       AIM European Small Company                  June 30, 2001.
AIM Emerging Growth                  AIM Asian Growth                               The AIM Family of Funds--Registered
AIM Small Cap Growth                 AIM Japan Growth(8)                         Trademark-- is distributed nationwide, and
AIM Aggressive Growth                AIM International Emerging Growth           AIM today is the seventh-largest mutual fund
AIM Mid Cap Growth                   AIM European Development                    complex in the United States in assets under
AIM Small Cap Equity                 AIM Euroland Growth                         management, according to Strategic Insight,
AIM Capital Development              AIM Global Aggressive Growth                an independent mutual fund monitor.
AIM Constellation                    AIM International Equity                       AIM is a subsidiary of AMVESCAP PLC, one of
AIM Dent Demographic Trends          AIM International Value(4)                  the world's largest independent financial
AIM Select Equity(3)                 AIM Worldwide Spectrum                      services companies with $408 billion in
AIM Large Cap Growth                 AIM Global Trends                           assets under management as of June 30,
AIM Weingarten                       AIM Global Growth                           2001.
AIM Mid Cap Equity
AIM Value II                               MORE CONSERVATIVE
AIM Charter
AIM Value                                 SECTOR EQUITY FUNDS
AIM Blue Chip
AIM Basic Value                             MORE AGGRESSIVE
AIM Large Cap Basic Value
AIM Balanced                         AIM New Technology
AIM Advisor Flex(6)                  AIM Global Telecommunications and Technology
                                     AIM Global Infrastructure
   MORE CONSERVATIVE                 AIM Global Resources
                                     AIM Global Financial Services
                                     AIM Global Health Care
                                     AIM Global Consumer Products and Services(7)
                                     AIM Real Estate(5)
                                     AIM Global Utilities

                                            MORE CONSERVATIVE

                               FIXED-INCOME FUNDS

   TAXABLE FIXED-INCOME FUNDS             TAX-FREE FIXED-INCOME FUNDS

        MORE AGGRESSIVE                           MORE AGGRESSIVE

AIM Strategic Income                      AIM High Income Municipal
AIM High Yield II                         AIM Tax-Exempt Bond of Connecticut(6)
AIM High Yield                            AIM Municipal Bond
AIM Income                                AIM Tax-Free Intermediate
AIM Global Income                         AIM Tax-Exempt Cash
AIM Floating Rate
AIM Intermediate Government                       MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

   MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1)Closed to new investors. (2)AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (3)On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (4)On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (5)On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. (6)The fund closed to new investors August 7, 2001. (7)The fund closed to new investors August 15, 2001. (8)AIM Japan Growth Fund closed to new investors August 17, 2001.
   FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after September 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

[DALBAR AWARDS LOGO APPEARS HERE]                       [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       WWS-SAR-1

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